Exhibit 99.1

GameSquare Announces Formation of FaZe Media, a Creator-led IP and Media Company, led by CEO FaZe Banks and Backed by $11 Million Investment from Matt Kalish

FRISCO, TX / May 16, 2024 / GameSquare Holdings, Inc. (NASDAQ: GAME), (“GameSquare”, or the “Company”), after recently completing the acquisition of FaZe Clan on March 8, 2024, today announces the formation of FaZe Media. This new company combines the FaZe creator talent roster and non-esports assets into a creator-led IP and internet media company under the leadership of CEO FaZe Banks, an original FaZe Clan founder. In addition, FaZe Media has closed $11 million in new investment capital from Matt Kalish, who will also become a board member of FaZe Media. GameSquare will provide certain corporate and agency services to FaZe Media as part of the agreement.

FaZe Media is focused on building on the value of the FaZe brand IP and returning creative control of the brand to its founding leaders who made the FaZe brand an internet media juggernaut. Refreshing the roster of creator talent and developing compelling content with the internet’s favorite personalities will enable FaZe Media to become a valuable media company within the creator economy. FaZe Media will seek to expand the licensing and sponsorship opportunities for the FaZe brand across many categories, as well as deliver product, merchandise, in real life, online events and more under the FaZe brand.

When FaZe Clan relaunched the brand on April 27, 2024, it experienced unprecedented engagement across social media platforms and was the #1 trending topic on X (formerly Twitter) in the U.S. In addition, FaZe Clan’s search interest was the strongest the brand has experienced on YouTube since May 2020, and on Google since May 2019, and was estimated to have over 350 million social media impressions. The internet and gaming community is captivated by FaZe Banks’ return and steps he has taken to relaunch the brand and refresh the talent roster. With this successful relaunch, FaZe Clan welcomes its newest members FaZe Max, FaZe Silky, FaZe Jason, and FaZe Lacy, who will join a freshly curated roster of key talent and creators.

Justin Kenna, CEO of GameSquare stated, “Since completing the acquisition of FaZe Clan, we have focused on returning FaZe’s founders to reboot their brand and reestablish its authenticity. We are thrilled to better capitalize this business for growth with $11 million in new capital from Matt, and to strengthen the FaZe Media board with his addition. Matt deeply believes in the power of founder and creator-led organizations and shares the vision to return FaZe back to its roots by empowering its creators.”

FaZe Media’s CEO, FaZe Banks stated, “Grateful for the opportunity at a genuine reset with FaZe Clan. Anyone that’s actually tapped in can agree, this was long overdue. We’ve prioritized pretty much exclusively on creating a fun environment that we (as FaZe members) can find passion in, be excited about, look forward to. Do things we find interesting, exploring opportunities in content we feel are important/ relevant to our culture/ community. Partnering with Matt Kalish & GameSquare has proven paramount in this vision coming to fruition. Slowly, but surely. Exciting.”

Matt Kalish, Board Member, FaZe Media stated, “My investment in FaZe Media and decision to join its board is a vote of confidence in the leadership and generational creative talent of CEO FaZe Banks, as well as that of FaZe’s founders and creator roster. I believe this team, with the support of GameSquare’s capabilities and infrastructure, can relaunch the FaZe brand and restore it to the gaming and internet culture juggernaut the founders had originally created.”

Transaction Details

FaZe Media is a new, operating subsidiary of GameSquare with the Company owning 51% of FaZe Media and Kalish owning the remaining 49%. FaZe Media will focus on developing a creator-led internet media company. FaZe Banks is the CEO of FaZe Media, with Kalish and Kenna serving on the board and in governance roles. GameSquare will continue to own 100% of the esports competition assets under FaZe Esports.

About GameSquare Holdings, Inc.

GameSquare’s (NASDAQ: GAME) mission is to revolutionize the way brands and game publishers connect with hard-to-reach Gen Z, Gen Alpha, and Millennial audiences. Our next generation media, entertainment, and technology capabilities drive compelling outcomes for creators and maximize our brand partners’ return on investment. Through our purpose-built platform, we provide award winning marketing and creative services, offer leading data and analytics solutions, and amplify awareness through FaZe Clan, one of the most prominent and influential gaming organizations in the world. With an audience reach of 1 billion digitally native consumers across our media network and roster of creators, we are reshaping the landscape of digital media and immersive entertainment. GameSquare’s largest investors are Dallas Cowboys owner Jerry Jones and the Goff family.

To learn more, visit www.gamesquare.com.

Forward-Looking Information

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: the Company’s and FaZe Media’s future performance, revenue, growth and profitability; and the Company’s and FaZe Media’s ability to execute their business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company’s and FaZe Media’s ability to grow their business and being able to execute on their business plans, the Company being able to complete and successfully integrate acquisitions, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties including impact of the COVID-19 pandemic and any variants. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Corporate Contact

Lou Schwartz, President

Phone: (216) 464-6400

Email: ir@gamesquare.com

Investor Relations

Andrew Berger

Phone: (216) 464-6400

Email: ir@gamesquare.com

Media Relations

Chelsey Northern / The Untold

Phone: (254) 855-4028

Email: pr@gamesquare.com